UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
EXACTECH, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on May 8, 2014 at 9:00 AM for
EXACTECH, INC.
Exactech. Inc., 2320 NW 66th Court, Gainesville, Florida 32653

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication is not a form for voting, and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/27/2014
Please visit http://www.astproxyportal.com/ast/08210, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K
TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962), 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

    1. Election of Class II and Class III directors of the Company

        NOMINEES:     William Petty M.D., Class II
                                  Richard C. Smith, Class II
W. Andrew Krusen, Jr., Class III

 Please note that you cannot use this notice to vote by mail.

2. Approve the non-binding advisory resolution on the Named Executive Officers’ compensation.

3. Approve the Amended and Restated Exactech, Inc. 2009 Executive Incentive Compensation Plan

4. Ratify selection of McGladrey LLP as the Company’s principal independent registered public accounting firm for fiscal year ending December 31, 2014

In his discretion, the person appointed as proxy is authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.